MASSMUTUAL TRANSITIONSSM
Supplement dated November 12, 2002
to the Prospectus dated May 8, 2002

The MassMutual Transitions variable annuity prospectus is amended as follows:

1. Add the following sentence to the end of the first paragraph on page 5 of the prospectus:

Both versions of this contract may not be available in all states.

2. Add the following language as the last paragraph immediately prior to the subsection entitled “Return of Purchase Payment Guaranteed Minimum Income Benefit” on page 63 of the prospectus:

The purchase rates available in connection with the guaranteed minimum income benefits are the minimum guaranteed purchase rates displayed in your contract. Alternative purchase rates, which may be more favorable, may apply to contract value applied to an annuity option without the election of a guaranteed minimum income benefit.

3. Delete the first sentence in the second full paragraph in the right-hand column on page 65 of the prospectus and replace it with the following sentence:

If you elect the return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%.

PS7-02